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                                                         [CONFORMED AS EXECUTED]

Exhibit 10.9

                    AMENDED AND RESTATED SUBSIDIARY GUARANTY

            AMENDED AND RESTATED SUBSIDIARY GUARANTY, dated as of October 20, 1999, as amended and restated as of March 27, 2000, and as further amended and restated as of November 9, 2000 (as amended, amended and restated, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned (each, a "Guarantor" and together with any other entity that becomes a party hereto pursuant to Section 26 hereof, collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

            WHEREAS FairPoint Communications Solutions Corp. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), First Union Securities, Inc. and Banc of America Securities LLC, as Co-Arrangers and Co-Book Managers (each, a "Co-Arranger" and together, the "Co-Arrangers"), Bank of America, N.A., as Syndication Agent (the "Syndication Agent"), Bankers Trust Company, as Documentation Agent, and First Union National Bank, as Administrative Agent (the "Administrative Agent", and together with the Lenders, the Issuing Lender, the Co-Arrangers, the Syndication Agent and the Collateral Agent, the "Lender Creditors"), have entered into an Amended and Restated Credit Agreement, dated as of October 20, 1999, as amended and restated as of March 27, 2000, and as further amended and restated as of November 9, 2000 (as amended, amended and restated, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein;

            WHEREAS, the Borrower may from time to time be party to one or more Interest Rate Agreements (each such Interest Rate Agreement with an Interest Rate Creditor (as defined below), a "Secured Interest Rate Agreement") with First Union National Bank, in its individual capacity ("First Union"), any Lender or a syndicate of financial institutions organized by First Union or such Lender or an affiliate of First Union or such Lender (even if First Union or any such Lender ceases to be a Lender under the Credit Agreement for any reason), and any institution that participates therein, and in each case their subsequent assigns (collectively, the "Interest Rate Creditors," and together with the Lender Creditors, collectively, the "Creditors");

            WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

            WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

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            WHEREAS, each Guarantor will obtain benefits from the incurrence of
Loans by, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into of Secured Interest Rate Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower, the Issuing Lender to issue Letters of Credit for the account of the Borrower and Interest Rate Creditors to enter into Secured Interest Rate Agreements;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

            1. Each Guarantor irrevocably and unconditionally, and jointly and severally, guarantees:

            (i) to the Lender Creditors, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (a) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement and (b) all other obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lender Creditors under the Credit Agreement and the other Credit Documents (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and each other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations, the "Credit Document Obligations"); and

            (ii) to the Interest Rate Creditors, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower under any Secured Interest Rate Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities, the "Interest Rate Obligations", and the Interest Rate Obligations together with the Credit Document Obligations, collectively, the "Guaranteed Obligations").

Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against the Borrower, any other Guarantor or any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments


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by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 5.03 and 5.04 of the Credit Agreement.

            2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, on demand, in lawful money of the United States of America.

            3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (e) any payment made to any Creditor on the indebtedness which any Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

            4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions.

            5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor of the Borrower).

            6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty


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      herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

            (iii) exercise or refrain from exercising any rights against the Borrower, any other guarantor or others or otherwise act or refrain from acting;

            (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower (other than the Creditors);

            (v) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

            (vi) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents, the Secured Interest Rate Agreements or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents, the Secured Interest Rate Agreements or any of such other instruments or agreements; and/or

            (vii) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

            7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

            8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise


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have. No notice to or demand on any Guarantor in any case shall entitle such
Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Collateral Agent so requests after an Event of Default (as hereinafter defined) has occurred, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

            10. (a) Each Guarantor hereby waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder, except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Administrative Agent, the Collateral Agent and the other Creditors, even though such election may operate to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower, any other Guarantor or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or


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incurring of new or additional Indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which any Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise such Guarantor of information known to them regarding such circumstances or risks.

            (c) Until such time as the Guaranteed Obligations have been paid in full in cash or Cash Equivalents, each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Creditors against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other Guarantor which it may at any time otherwise have as a result of this Guaranty.

            11. If and to the extent that any Guarantor makes any payment to any Creditor or to any other Person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations to each Creditor. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

            12. Each Guarantor covenants and agrees that on and after the date hereof and until the Total Commitment and all Secured Interest Rate Agreements have been terminated, no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation by the Borrower or any of its Subsidiaries of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

            13. Each Guarantor hereby jointly and severally agrees to pay, to the extent not paid pursuant to Section 12.01 of the Credit Agreement, all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel) of each Creditor in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating to this Guaranty.

            14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns to the extent permitted under the Credit Agreement.

            15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Lenders (or to the extent required by Section 12.12 of the Credit Agreement, with the written consent of each Lender) and each Guarantor affected thereby (it being understood that the addition or release of


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any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released), provided that (x) no such change, waiver, modification or variance shall be made to this Section 15 without the consent of each Creditor affected thereby and (y) any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Guaranty, the term "Class" shall mean each class of Creditors, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Interest Rate Creditors as holders of the Interest Rate Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to the Interest Rate Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Secured Interest Rate Agreements.

            16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and the Secured Interest Rate Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

            17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term shall mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Secured Interest Rate Agreement continuing after any applicable grace period), each Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of any Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor agrees to promptly notify the relevant Guarantor after any such set off and application, provided that the failure to give such notice shall not affect the validity of such set off and application.

            18. All notices, requests, demands or other communications provided for hereunder made in writing (including communications by facsimile transmission) shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of each Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Interest Rate Creditor, at such address as such Interest Rate Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.


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            19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any such Creditor repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Creditor or any of its property or (ii) any settlement or compromise of any such claim effected by such Creditor with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and each Guarantor shall be and remain liable to such Creditor hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such Creditor.

            20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Any legal action or proceeding with respect to this Guaranty or any other Credit Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case which are located in the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

            (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (c) Each Guarantor and each Creditor hereby irrevocably waive all rights to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Guaranty, the other Credit Documents or the transactions contemplated hereby or thereby.

            21. (a) After the Termination Date (as defined below), this Guaranty shall terminate (provided that all indemnities set forth herein shall survive any such termination) and the Administrative Agent, at the request and expense of the respective Guarantor, will execute and deliver to such Guarantor a proper instrument or instruments acknowledging the satisfaction and termination of this Guaranty as provided above. As used in this Guaranty, "Termination Date" shall mean the date upon which the Total Commitment and all Secured Interest Rate


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Agreements have been terminated, no Note or Letter of Credit issued under the
Credit Agreement is outstanding (and all Loans and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit have been paid in full) and all other Obligations (as defined in the Credit Agreement) have been paid in full (other than arising from indemnities for which no request has been made).

            (b) In the event that (x) all of the capital stock of one or more Guarantors is sold or otherwise disposed of (including by way of the merger or consolidation of such Guarantor with or into another Person) or liquidated, in any such case in compliance with the requirements of Section 9.02 of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Lenders (or all Lenders if required by Section 12.12 of the Credit Agreement)), and the proceeds of such sale, disposition or liquidation are applied, to the extent applicable, in accordance with the provisions of the Credit Agreement, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock, partnership interests or other equity interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

            22. Each Guarantor, in addition to the subrogation rights it shall have against the Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment pro rata among same based on their respective net fair values as enterprises, provided any such right of contribution shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations (and such Guarantor's obligations in respect thereof). It is the desire and intent of each Guarantor and the Creditors that this Guaranty shall be enforced to the full extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor's liability hereunder in respect of the Guaranteed Obligations shall be deemed to be reduced ab initio to that maximum amount which would be permitted without causing such Guarantor's obligations hereunder to be so invalidated.

            23. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer or employee of any Guarantor.

            24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered


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shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

            25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.


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            26. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

            27. On and as of the occurrence of the Restatement Effective Date in accordance with Section 12.10 of the Credit Agreement, the Existing Subsidiary Guaranty shall be deemed to be amended and restated in its entirety in the form of this Guaranty, and superseded by this Guaranty.

                                    *  *  *


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            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                                     FAIRPOINT COMMUNICATIONS
                                     SOLUTIONS CORP. - NEW YORK
                                      as a Guarantor

                                     By:     /s/ Timothy W. Henry
                                        ----------------------------------------
                                        Title: Vice President of Finance and
                                               Treasurer


                                     FAIRPOINT COMMUNICATIONS
                                     SOLUTIONS CORP. - VIRGINIA
                                      as a Guarantor

                                     By:     /s/ Timothy W. Henry
                                        ----------------------------------------
                                        Title: Vice President of Finance and
                                               Treasurer


                                     FAIRPOINT SOLUTIONS CAPITAL,
                                      LLC, as a Guarantor

                                     By:      /s/ Timothy W. Henry
                                        ----------------------------------------
                                        Title: Vice President of Finance and
                                               Treasurer

Accepted and Agreed to:

FIRST UNION NATIONAL BANK,
as Administrative Agent for the Lenders


   By: /s/ Katherine A. Harkness
      ----------------------------------
   Title: Vice President


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